Asset Management Fund

(The “Trust”)

AMF Short U.S. Government Fund

AMF Ultra Short Mortgage Fund

SUPPLEMENT Dated October 31, 2014

TO Prospectus dated march 1, 2014

IMPORTANT NOTICE

Pages 5, 15, 25 are amended with the following:

The portfolio managers responsible for the day-to-day management of the fund’s investments are Sean Kelleher, President, Chief Investment Strategist (Fixed Income) and Maggie Bautista, Assistant Vice President and Portfolio Manager of the Adviser.

Effective November 1, 2014, on Page 36, the column listing the Trustees and Officers of the Trust is deleted in its entirety and replaced with the following:

Trustees and Officers
Rodger D. Shay, Jr.	David F. Holland
Trustee and Chairman	Trustee

Gerald J. Levy	William A. McKenna, Jr.
Lead Independent Trustee and Vice Chairman	Trustee

Dana A. Gentile	Trent M. Statczar
Trustee and President	Treasurer

Rodney L. Ruehle	C. David Bunstine
Chief Compliance Officer	Secretary

Lori K. Cramer
Assistant Secretary

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
1000 Brickell Avenue
Miami, Florida 33131